                                [Graphic Omitted]

-------------------------------------------------------------------------------
                                COLONIAL NEWPORT
                                   TIGER FUND
-------------------------------------------------------------------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                [Graphic Omitted]

                     -------------------------------------
                         NOT FDIC-    MAY LOSE VALUE
                         INSURED      NO BANK GUARANTEE
                     -------------------------------------

                     COLONIAL NEWPORT TIGER FUND HIGHLIGHTS
                       JANUARY 1, 1996 - DECEMBER 31, 1996

INVESTMENT OBJECTIVE: Colonial Newport Tiger Fund seeks capital appreciation by investing primarily in equity securities of companies located in the nine "Tigers" of Asia -- Hong Kong, China, Singapore, Malaysia, Thailand, Indonesia, the Philippines, South Korea and Taiwan.

THE FUND IS DESIGNED TO OFFER:

  [X]  Access to the world's fastest-growing economies
  [X]  Long-term growth potential
  [X]  Experienced management

PORTFOLIO MANAGER COMMENTARY: "The Fund's performance in 1996 was driven by a strong Hong Kong market. We believe that performance in 1997 will continue to be paced by Hong Kong. However, we expect a rebound in other Tiger countries such as Singapore and Thailand. This rebound should refocus institutional investor attention on these growth markets, which could result in stronger investment performance." -- Jack Mussey & Tim Tuttle

                    COLONIAL NEWPORT TIGER FUND PERFORMANCE*

                                          CLASS A      CLASS T     CLASS Z
Inception dates                           5/31/89      5/31/89     5/31/89
-------------------------------------------------------------------------------
12-month total returns, assuming          10.94%       11.24%      11.24%
reinvestment of all distributions and
no sales charge
-------------------------------------------------------------------------------
Net asset value per share on 12/31/96    $13.75       $13.75      $13.75

*The Fund was originally introduced on 5/31/89 and became Colonial Newport
 Tiger Fund on 4/1/95. Class A, B, D, T and Z shares were offered at that time. Performance for Class B and D shares appears on page 6.


TOP FIVE COUNTRIES**                    TOP FIVE SECTORS**
(as of 12/31/96)                        (as of 12/31/96)
------------------------------------------------------------------------------
 1. Hong Kong                 50.9%     1. Financial Services            36.0%
 2. Singapore                 21.0%     2. Consumer Cyclicals            17.6%
 3. Malaysia                  12.1%     3. Utilities                     16.5%
 4. Thailand                   4.4%     4. Technologies                   6.2%
 5. Indonesia                  4.3%     5. Capital Goods                  3.8%


**Country and sector weightings are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee it will continue to maintain these sector weightings in the future. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Newport's defined criteria used in the investment process.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

[Photo of Harold W. Cogger]

I am pleased to present your Fund's annual report for the fiscal year ended December 31, 1996. This report reflects on the investment environment of the past 12 months and on the performance of your Fund.

While the Federal Reserve Board lowered short-term interest rates early in the period, stronger than expected economic reports in February 1996 brought the Fed's easing trend to a halt. As a result, long-term interest rates were rising during most of the period, having a negative effect on fixed income investments. However, with recent statistics suggesting an easing pace of economic activity and a continued benign inflation outlook, we are hopeful that bond market volatility will be somewhat reduced in the months ahead.

There was some good news for the tax-exempt sector. Low supply and strong retail market support enabled municipal bonds to outperform Treasury bonds for much of the year. The post-election conditions should promote a period of stability for the tax-exempt market as the flat tax initiative is now a receding memory.

In the domestic stock market, generally favorable conditions prevailed until July, when a price-based correction took place. Since then, the market has rebounded nicely with the Dow Jones Industrial Average setting several new records. Internationally, the Tiger countries of the Pacific Rim continue to offer a good combination of growth and value. In the European markets, short-term interest rates continue to be much lower than long-term rates. We expect these conditions to prevail until we see an increase in economic activity.

Our economic expectations include growth continuing at a slower, but more sustainable rate, and our outlook for 1997 is relatively bright.

The following report will provide you with specific information on your Fund's performance as well as an in-depth discussion with your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

    Respectfully,

/s/ Harold W. Cogger

    Harold W. Cogger
    President
    February 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described here will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

JACK MUSSEY is president and chief executive officer of Newport Fund Management, Inc. and portfolio co-manager of Colonial Newport Tiger Fund. Mr. Mussey has more than 20 years of experience investing in Asian markets. He is a Chartered Financial Analyst and a member of the Security Analysts of San Francisco. Mr. Mussey received a BA from the University of Redlands in 1963 and an MBA from the University of California at Berkeley in 1965.

TIM TUTTLE is managing director of Newport Fund Management, Inc. and portfolio co-manager of Colonial Newport Tiger Fund. He has more than 20 years of experience investing in Asian markets and is a Chartered Financial Analyst. He received a BA from Williams College in 1964.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PAST YEAR?

A. We maintained our long-term, large capitalization investment approach and continued to focus on the high quality companies of the Asian markets, primarily those of Hong Kong, Singapore and Malaysia. While the first half of the year saw small capitalization stocks outperform large caps for the first time in seven years, we continued to focus on the large cap stocks because we expect them to benefit from long-term secular trends. During the second half of 1996, the Tiger markets once again favored these large company stocks and the Fund's shareholders were rewarded.

Q. WHAT WAS THE FUND'S PERFORMANCE RELATIVE TO THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (GDP) INDEX?

A. Colonial Newport Tiger Fund outperformed the Morgan Stanley Capital International EAFE (GDP) Index for the 12-month period. The total return for Class A shares, based on net asset value, was 10.94% while the total return for the Index was 7.62%. This strong performance can be attributed to the rebound of the Asian large-cap market in the second half of the year and to our significant investment in the Hong Kong market (50.9% of Fund assets) that returned 33.53% for the year.

Q. WHAT IMPACT DID THE MAJOR TIGER COUNTRIES HAVE ON THE FUND'S PERFORMANCE AND WHAT IS YOUR OUTLOOK FOR THEM FOR THE FUTURE?

A. The greatest contributor to performance was Hong Kong. Increased investor enthusiasm for this market resulted from two trends. The first was a liquidity shift as American, European and Japanese assets flowed into Asian blue chip stocks, many of which are located in Hong Kong and held by the Fund. The second was a growing acceptance that the June 30, 1997 transfer of Hong Kong's control from the British to the Chinese will stimulate the local economy since both infrastructure spending and direct investment spending should increase significantly. The Fund also benefited from institutional investors' discovery of "red chips," those companies that are based in Hong Kong but are dependent on mainland China for their revenues and earnings, serving as a barometer for the Chinese economy. We had a significant investment in one such stock, Citic Pacific, which performed very well. We anticipate that interest in these stocks will continue well into 1997. Overall, we believe that Hong Kong securities continue to be somewhat undervalued and we will continue to maintain our large position.

In contrast, other Asian markets were held back during the year, particularly THAILAND (4.4% of Fund assets). Thailand was down 35% for the year, due in part to the attractiveness of the Hong Kong market; investors pulled their cash from other Asian markets in a scramble to invest in Hong Kong. Thailand was also hampered by diminished economic growth driven by a short-term cyclical downturn in the electronics market, a principal export market for the nation. However, the Big Three auto makers have all selected Thailand as their Asian manufacturing base. The SINGAPORE market (21.0% of Fund assets) also fell victim to the electronics sector set back, losing 2.2% of its value in 1996. Singapore continues to enjoy the best managed economy in Asia, and the electronics market has begun to turn around. Accordingly, we have an optimistic outlook for both of these markets for 1997. We believe that Thailand, in particular, is undervalued and we will likely be adding to our investments there.

Both MALAYSIA (12.1% of Fund assets) and INDONESIA (4.3% of Fund assets) had strong performance, with gains of 24% for the year reflecting their governments' successful efforts to manage the cyclical export slowdown.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR 1997?

A. We are confident that the first half of 1997 will provide the Fund with an opportunity to further enhance its performance because we anticipate a strong rebound by the Thai and Singapore markets. As we discussed earlier, we are positive on the Hong Kong market and the economic surge that we expect to develop as control changes hands in June. We view the resulting economic vitality to be sustainable for at least three years. We also expect to see continued capital flows to the Tiger countries as a result of their relatively large sustainable growth rates, which should translate into strong stock market performance.

             COLONIAL NEWPORT TIGER FUND INVESTMENT PERFORMANCE VS.
            THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (GDP) INDEX
                Change in Value of $10,000 from 6/1/89 - 12/31/96
                              Based on NAV and MOP


NAV $28,786
MOP $27,131
MSCI EAFE $17,605

                                 CLASS A SHARES
-------------------------------------------------------------------------------

Date           Class A NAV         Class A MOP         MSCI
------------------------------------------------------------------------------
Jun  1, 89*    10,000               9,425              10,000
Jun 30, 89      9,940               9,368.45           10,186
Jul 31, 89     10,240               9,651.20           11,339
Aug 31, 89     10,040               9,462.70           11,081
Sep 30, 89     10,310               9,717.175          11,509
Oct 31, 89     10,060               9,481.55           10,965
Nov 30, 89     10,420               9,820.85           11,533
Dec 31, 89     11,080              10,442.90           12,404
Jan 31, 90     11,200              10,556              12,180
Feb 28, 90     11,360.21           10,707              11,637
Mar 31, 90     11,179.57           10,536.75           11,260
Apr 30, 90     10,537.30            9,931.405          11,111
May 31, 90     11,560.92           10,896.17           11,940
Jun 30, 90     11,841.92           11,161.01           12,062
Jul 31, 90     12,494.23           11,775.81           12,369
Aug 31, 90     10,687.83           10,073.28           11,024
Sep 30, 90      9,011.90            8,493.716           9,496
Oct 31, 90      9,664.21            9,108.518          10,678
Nov 30, 90      9,242.718           8,711.262          10,210
Dec 31, 90      9,402.687           8,862.032          10,216
Jan 31, 91      9,756.552           9,195.55           10,497
Feb 28, 91     10,626.05           10,015.05           11,596
Mar 31, 91     10,990.02           10,358.10           10,817
Apr 30, 91     11,364.11           10,710.67           10,849
May 31, 91     11,657.31           10,987.01           11,090
Jun 30, 91     11,434.88           10,777.38           10,226
Jul 31, 91     11,677.53           11,006.07           10,652
Aug 31, 91     11,202.34           10,558.21           10,580
Sep 30, 91     10,990.02           10,358.10           11,037
Oct 31, 91     11,151.79           10,510.56           11,005
Nov 30, 91     11,495.54           10,834.55           10,696
Dec 31, 91     11,849.41           11,168.07           11,312
Jan 31, 92     12,557.14           11,835.10           11,216
Feb 29, 92     12,951.44           12,206.73           11,064
Mar 31, 92     12,617.80           11,892.28           10,519
Apr 30, 92     13,335.64           12,568.84           10,610
May 31, 92     14,215.25           13,397.87           11,235
Jun 30, 92     14,245.58           13,426.46           10,869
Jul 31, 92     13,922.04           13,121.53           10,484
Aug 31, 92     13,386.19           12,616.48           11,006
Sep 30, 92     13,527.74           12,749.89           10,602
Oct 31, 92     14,963.42           14,103.02           10,172
Nov 30, 92     14,811.76           13,960.08           10,222
Dec 31, 92     14,458.14           13,626.80           10,220
Jan 31, 93     14,914.72           14,057.12           10,338
Feb 28, 93     15,746.69           14,841.26           10,700
Mar 31, 93     15,817.72           14,908.20           11,430
Apr 30, 93     17,025.10           16,046.16           12,483
May 31, 93     17,491.82           16,486.04           12,678
Jun 30, 93     17,126.56           16,141.78           12,459
Jul 31, 93     17,106.27           16,122.66           12,834
Aug 31, 93     18,141.17           17,098.05           13,774
Sep 30, 93     18,506.42           17,442.30           13,485
Oct 31, 93     21,479.22           20,244.17           13,856
Nov 30, 93     21,083.53           19,871.22           12,752
Dec 31, 93     25,350.11           23,892.47           13,649
Jan 31, 94     24,188.56           22,797.72           14,693
Feb 28, 94     22,945.51           21,626.15           14,612
Mar 31, 94     20,622.43           19,436.64           14,403
Apr 30, 94     22,069.26           20,800.28           15,130
May 31, 94     23,108.54           21,779.80           14,783
Jun 30, 94     21,865.48           20,608.22           14,776
Jul 31, 94     23,006.65           21,683.76           15,119
Aug 31, 94     24,351.59           22,951.37           15,376
Sep 30, 94     24,208.94           22,816.93           14,835
Oct 31, 94     24,514.61           23,105.02           15,286
Nov 30, 94     22,558.33           21,261.23           14,605
Dec 31, 94     22,317.23           21,033.99           14,715
Jan 31, 95     20,106.17           18,950.07           14,338
Feb 28, 95     21,986.61           20,722.38           14,322
Mar 31, 95     22,462.39           21,170.80           14,971
Apr 30, 95     22,503.76           21,209.79           15,640
May 31, 95     25,151.26           23,705.06           15,489
Jun 30, 95     24,820.32           23,393.15           15,316
Jul 31, 95     25,420.14           23,958.48           16,317
Aug 31, 95     24,572.12           23,159.22           15,636
Sep 30, 95     25,027.15           23,588.09           15,821
Oct 31, 95     24,861.69           23,432.14           15,363
Nov 30, 95     24,923.74           23,490.62           15,686
Dec 31, 95     25,948.12           24,456.10           16,358
Jan 31, 96     28,447.13           26,811.42           16,565
Feb 29, 96     28,447.13           26,811.42           16,615
Mar 31, 96     28,238.88           26,615.15           16,835
Apr 30, 96     28,134.76           26,517.01           17,359
May 31, 96     27,988.98           26,379.62           17,103
Jun 30, 96     27,364.23           25,790.79           17,237
Jul 31, 96     25,823.17           24,338.34           16,742
Aug 31, 96     26,760.30           25,221.58           16,733
Sep 30, 96     27,551.65           25,967.43           17,193
Oct 31, 96     27,364.23           25,790.79           17,005
Nov 30, 96     28,801.16           27,145.10           17,732
Dec 31, 96     28,785.79           27,130.61           17,605


                                 CLASS T SHARES
-------------------------------------------------------------------------------

Date           Class T NAV         Class T MOP         MSCI
------------------------------------------------------------------------------
Jun  1, 89*    10,000               9,425              10,000
Jun 30, 89      9,940               9,368.45           10,186
Jul 31, 89     10,240               9,651.20           11,339
Aug 31, 89     10,040               9,462.70           11,081
Sep 30, 89     10,310               9,717.175          11,509
Oct 31, 89     10,060               9,481.55           10,965
Nov 30, 89     10,420               9,820.85           11,533
Dec 31, 89     11,080              10,442.90           12,404
Jan 31, 90     11,200              10,556              12,180
Feb 28, 90     11,360.21           10,707              11,637
Mar 31, 90     11,179.57           10,536.75           11,260
Apr 30, 90     10,537.30            9,931.405          11,111
May 31, 90     11,560.92           10,896.17           11,940
Jun 30, 90     11,841.92           11,161.01           12,062
Jul 31, 90     12,494.23           11,775.81           12,369
Aug 31, 90     10,687.83           10,073.28           11,024
Sep 30, 90      9,011.90            8,493.716           9,496
Oct 31, 90      9,664.21            9,108.518          10,678
Nov 30, 90      9,242.718           8,711.262          10,210
Dec 31, 90      9,402.687           8,862.032          10,216
Jan 31, 91      9,756.552           9,195.55           10,497
Feb 28, 91     10,626.05           10,015.05           11,596
Mar 31, 91     10,990.02           10,358.10           10,817
Apr 30, 91     11,364.11           10,710.67           10,849
May 31, 91     11,657.31           10,987.01           11,090
Jun 30, 91     11,434.88           10,777.38           10,226
Jul 31, 91     11,677.53           11,006.07           10,652
Aug 31, 91     11,202.34           10,558.21           10,580
Sep 30, 91     10,990.02           10,358.10           11,037
Oct 31, 91     11,151.79           10,510.56           11,005
Nov 30, 91     11,495.54           10,834.55           10,696
Dec 31, 91     11,849.41           11,168.07           11,312
Jan 31, 92     12,557.14           11,835.10           11,216
Feb 29, 92     12,951.44           12,206.73           11,064
Mar 31, 92     12,617.80           11,892.28           10,519
Apr 30, 92     13,335.64           12,568.84           10,610
May 31, 92     14,215.25           13,397.87           11,235
Jun 30, 92     14,245.58           13,426.46           10,869
Jul 31, 92     13,922.04           13,121.53           10,484
Aug 31, 92     13,386.19           12,616.48           11,006
Sep 30, 92     13,527.74           12,749.89           10,602
Oct 31, 92     14,963.42           14,103.02           10,172
Nov 30, 92     14,811.76           13,960.08           10,222
Dec 31, 92     14,458.14           13,626.80           10,220
Jan 31, 93     14,914.72           14,057.12           10,338
Feb 28, 93     15,746.69           14,841.26           10,700
Mar 31, 93     15,817.72           14,908.20           11,430
Apr 30, 93     17,025.10           16,046.16           12,483
May 31, 93     17,491.82           16,486.04           12,678
Jun 30, 93     17,126.56           16,141.78           12,459
Jul 31, 93     17,106.27           16,122.66           12,834
Aug 31, 93     18,141.17           17,098.05           13,774
Sep 30, 93     18,506.42           17,442.30           13,485
Oct 31, 93     21,479.22           20,244.17           13,856
Nov 30, 93     21,083.53           19,871.22           12,752
Dec 31, 93     25,350.11           23,892.47           13,649
Jan 31, 94     24,188.56           22,797.72           14,693
Feb 28, 94     22,945.51           21,626.15           14,612
Mar 31, 94     20,622.43           19,436.64           14,403
Apr 30, 94     22,069.26           20,800.28           15,130
May 31, 94     23,108.54           21,779.80           14,783
Jun 30, 94     21,865.48           20,608.22           14,776
Jul 31, 94     23,006.65           21,683.76           15,119
Aug 31, 94     24,351.59           22,951.37           15,376
Sep 30, 94     24,208.94           22,816.93           14,835
Oct 31, 94     24,514.61           23,105.02           15,286
Nov 30, 94     22,558.33           21,261.23           14,605
Dec 31, 94     22,317.23           21,033.99           14,715
Jan 31, 95     20,106.17           18,950.07           14,338
Feb 28, 95     21,986.61           20,722.38           14,322
Mar 31, 95     22,483.07           21,190.29           14,971
Apr 30, 95     22,483.07           21,190.29           15,640
May 31, 95     25,130.57           23,685.56           15,489
Jun 30, 95     24,799.63           23,373.66           15,316
Jul 31, 95     25,420.14           23,958.48           16,317
Aug 31, 95     24,572.12           23,159.22           15,636
Sep 30, 95     25,027.15           23,588.09           15,821
Oct 31, 95     24,861.69           23,432.14           15,363
Nov 30, 95     24,944.42           23,510.12           15,686
Dec 31, 95     25,950.29           24,458.15           16,358
Jan 31, 96     28,472.37           26,835.21           16,565
Feb 29, 96     28,472.37           26,835.21           16,615
Mar 31, 96     28,263.94           26,638.76           16,835
Apr 30, 96     28,180.56           26,560.18           17,359
May 31, 96     28,034.66           26,422.66           17,103
Jun 30, 96     27,430.19           25,852.96           17,237
Jul 31, 96     25,887.76           24,399.22           16,742
Aug 31, 96     26,804.88           25,263.60           16,733
Sep 30, 96     27,617.78           26,029.76           17,193
Oct 31, 96     27,451.04           25,872.60           17,005
Nov 30, 96     28,868.40           27,208.47           17,732
Dec 31, 96     28,865.89           27,206.10           17,605

A $10,000 investment in the following share classes, based on the maximum sales charge for each class, would have been valued at the amount shown on 12/31/96:
Class B w/CDSC (inception 4/1/95) $12,230; Class D at MOP w/CDSC (inception 4/1/95) $12,519; Class Z (inception 5/31/89) $28,866. The Morgan Stanley Capital International Europe, Australia and Far East GDP Index is a broad-based, unmanaged index that tracks the performance of foreign stocks. Unlike mutual funds, an index is not an investment, does not incur fees or charges and is not professionally managed.

                          AVERAGE ANNUAL TOTAL RETURNS*
                as of December 31, 1996 (Most Recent Quarter End)
-------------------------------------------------------------------------------
                               1 YEAR          5 YEARS          SINCE INCEPTION
-------------------------------------------------------------------------------
CLASS A (Inception 5/31/89)
NAV                               10.94%          19.43%             14.94%
MOP                               4.56%           18.02%             14.05%
-------------------------------------------------------------------------------
CLASS B (Inception 4/1/95)
NAV                               10.16%           --                14.22%
w/CDSC                            5.16%            --                12.15%
-------------------------------------------------------------------------------
CLASS D (Inception 4/1/95)
NAV                               10.11%           --                14.30%
MOP w/CDSC                        8.01%            --                13.65%
-------------------------------------------------------------------------------
CLASS T (Inception 5/31/89)
NAV                               11.24%          19.49%             14.99%
MOP                               4.84%           18.08%             14.09%
-------------------------------------------------------------------------------
CLASS Z (Inception 5/31/89)
NAV                               11.24%          19.49%             14.99%
-------------------------------------------------------------------------------

*The Fund was originally introduced on 5/31/89 and became Colonial Newport Tiger Fund on 4/1/95. Class A,B, D, T and Z shares were offered at that time. Total returns shown for Class A,T, and Z shares include performance prior to Fund conversion, at which time there was no 12b-1 fee.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent sales charges (CDSC). Maximum offering price
(MOP) returns include the maximum sales charges for Class A shares of 5.75% and Class D shares of 1%. The CDSC returns reflect the maximum applicable charges of 5% for one year and 4% since inception for Class B shares and 1% for one year for Class D shares.

                              INVESTMENT PORTFOLIO
                        DECEMBER 31, 1996 (IN THOUSANDS)

COMMON STOCKS - 96.0%                           COUNTRY     SHARES   VALUE
------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING  - 2.2%
 AGRICULTURE - CROPS
 Sime Darby Berhad                              Ma          10,000 $    39,398
                                                                   -----------
------------------------------------------------------------------------------
CONSTRUCTION - 4.5%
 HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION
 Citic Pacific Ltd.                             HK          14,095      81,824
                                                                   -----------

------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 51.0%
 DEPOSTITORY INSTITUTIONS - 22.5%
 Bank of Ayudhya Ltd.                           Th           6,008      14,169
 Development Bank of Singapore Ltd.             Si           4,668      63,040
 Guoco Group Ltd.                               HK           7,300      40,867
 HSBC Holdings PLC                              HK           3,950      84,521
 Hang Seng Bank                                 HK           6,000      72,920
 Oversea-Chinese Banking Corp. Ltd              Si           5,140      63,907
 Public Bank Berhad                             Ma          15,805      33,482
 Public Bank Berhad                             Si           3,333       6,812
 Thai Farmers Bank Ltd.                         Th           4,364      27,220
                                                                   -----------
                                                                       406,938
                                                                   -----------
 HOLDING & OTHER INVESTMENT COMPANIES - 6.7%
 Ayala Land Inc., Class B                       Ph           3,000       3,422
 Hutchison Whampoa Ltd.                         HK          10,220      80,272
 Singapore Technologies
  Industrial Corp.                              Si          13,000      32,512
 Taiwan Fund, Inc.                              Tw             227       5,040
                                                                   -----------
                                                                       121,246
                                                                   -----------
 NONDEPOSITORY CREDIT INSTITUTIONS - 0.6%
 Manhattan Card Co., Ltd.                       HK          21,000      10,657
                                                                   -----------
 REAL ESTATE - 21.2%
 China Overseas Land & Investment               HK          10,000       5,075
 Cheung Kong Holdings Ltd.                      HK           9,500      84,443
 City Developments Ltd.                         Si           6,993      62,959
 Filinvest Development Corp.                    Ph          23,000       6,821
 Land and House Co. Ltd.                        Th           1,233       8,989
 New World Development Co. Ltd.                 HK           8,670      58,570
 SM Prime Holdings, Inc.                        Ph          20,000       5,171
 Sun Hung Kai Properties Ltd.                   HK           6,000      73,502
 Swire Pacific Ltd., Series A                   HK           8,000      76,282
                                                                   -----------
                                                                       381,812
                                                                   -----------
MANUFACTURING - 9.6%
 CHEMICALS & ALLIED PRODUCTS - 0.7%
 PT Kalbe Farma Reg.                            In           6,338       7,245
 PT Darya Varia Laboratoria                     In           3,800       6,113
                                                                   -----------
                                                                        13,358
                                                                   -----------
 ELECTRONIC & ELECTRICAL EQUIPMENT - 0.6%
 Nylex Malaysia Berhad                          Ma           4,500      10,156
                                                                   -----------
 FABRICATED METAL - 0.9%
 Kian Joo Can Factory Berhad                    Ma           2,800      15,522
                                                                   -----------
 FOOD & KINDRED PRODUCTS - 2.7%
 Guangdong Investments                          HK          40,000      38,529
 PT Mayora Indah Reg.                           In          23,855      11,109
                                                                   -----------
                                                                        49,638
                                                                   -----------
 MEASURING & ANALYZING INSTRUMENTS - 1.1%
 China Hong Kong Photo Product                  HK          26,100       8,774
 PT Modern Photo Film Reg.                      In           3,505      11,129
                                                                   -----------
                                                                        19,903
                                                                   -----------
 PRINTING & PUBLISHING - 3.0%
 Singapore Press Holdings Ltd.                  Si           2,750      54,234
                                                                   -----------
 STONE, CLAY, GLASS & CONCRETE - 0.6%
 Siam Cement Co., Ltd.                          Th             318       9,967
                                                                   -----------
------------------------------------------------------------------------------
RETAIL TRADE - 3.0%
 APPAREL & ACCESSORY STORES - 1.2%
 Giordano International Ltd.                    HK          24,739      21,110
                                                                   -----------
 AUTO DEALERS & GAS STATIONS - 1.8%
 Cycle & Carriage Ltd.                          Si           2,665      32,563
                                                                   -----------
------------------------------------------------------------------------------
SERVICES - 6.6%
 HOTELS, CAMPS & LODGING - 3.1%
 Genting Berhad                                 Ma           8,251      56,844
                                                                   -----------
 MISCELLANEOUS REPAIR SERVICES - 3.5%
 Keppel Corp.                                   Si           8,000      62,308
                                                                   -----------
------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 19.1%
 COMMUNICATIONS - 9.5%
 Advanced Information Services                  Th           2,303      19,208
 Hong Kong Telecommunications Ltd.              HK          25,711      41,386
 PT Indosat                                     In           6,000      16,511
 PT Telekomunikasi Indonesia                    In          14,500      25,016
 Philippine Long Distance Telephone ADR         Ph             500      25,500
 Telekom Malaysia Berhad                        Ma           5,000      44,546
                                                                   -----------
                                                                       172,167
                                                                   -----------
 ELECTRIC SERVICES - 4.1%
 Hong Kong Electric Holdings Ltd.               HK          18,000      59,810
 Korea Electric Power Corp.                     Ko             447      13,025
                                                                   -----------
                                                                        72,835
                                                                   -----------
 GAS SERVICES - 5.5%
 Hong Kong and China Gas Co., Ltd.              HK          41,640      80,486
 Petronas Gas Berhad                            Ma           4,590      19,083
                                                                   -----------
                                                                        99,569
                                                                   -----------
 TOTAL COMMON STOCKS (cost of $1,442,679)(a)                         1,732,049
                                                                   -----------
SHORT-TERM OBLIGATIONS - 4.5%                            PAR
------------------------------------------------------------------------------
 Repurchase agreement with Lehman Brothers, Inc.,
 dated 12/31/96 due 01/02/97 at 6.900% collateralized
 by U.S. Treasury notes with maturities to 2015,
 market value $82,094 (repurchase proceeds $80,420)     $   80,389      80,389
                                                                   -----------

FORWARD CURRENCY CONTRACTS (b) - 0.0%                                        1
------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - (0.5)%                                (8,560)
------------------------------------------------------------------------------

NET ASSETS - 100%                                                  $ 1,803,879
                                                                   -----------

NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------
(a)  Cost for federal income tax purposes is the same.
(b) As of December 31, 1996, the Fund had entered into the following forward currency exchange contracts:

                                                               Net Unrealized
    Contracts      In Exchange          Settlement                Appreciation
    to Receive         For                 Date                      (US $)
    ----------     -----------          ----------             --------------
    MR   1,654     US   $  654           01/02/97                  $ 1



Summary of Securities
 by Country                                 Country       Value      % of Total
-------------------------------------------------------------------------------
Hong Kong                                       HK      $  919,028        53.1
Singapore                                       Si         378,335        21.8
Malaysia (MR)                                   Ma         219,031        12.6
Thailand                                        Th          79,553         4.6
Indonesia                                       In          77,123         4.4
Philippines                                     Ph          40,914         2.4
Korea                                           Ko          13,025         0.8
Taiwan                                          Tw           5,040         0.3
                                                        ---------- -----------
                                                        $1,732,049       100.0
                                                        ---------- -----------


 Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

    Acronym                                           Name
 --------------                           -------------------------
      ADR                                American Depository Receipt


See notes to financial statements.

                   STATEMENT OF ASSETS & LIABILITIES
                          DECEMBER 31, 1996

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $1,442,679)                             $ 1,732,049
Short-term obligations                                                 80,389
                                                                   -----------
                                                                    1,812,438

Cash including foreign currencies (cost $4,567)      $    4,556
Unrealized appreciation on forward
  currency contracts                                          1
Receivable for:
  Fund shares sold                                        7,523
  Dividends                                               1,064
  Interest                                                   15
  Foreign tax reclaims                                        9
  Other                                                      35        13,203
                                                     -----------   -----------
    Total Assets                                                    1,825,641

LIABILITIES
Foreign currencies (cost $415)                              414
Payable for:
  Fund shares repurchased                                13,126
  Investments purchased                                   3,253
  Distribution to shareholders                            1,676
Accrued:
  Management fee                                          1,132
  Administration fee                                        370
  Service fee - Class A, Class B, Class D                   246
  Distribution fee - Class B                                347
  Distribution fee - Class D                                 67
  Transfer agent fee                                        551
  Bookkeeping fee                                            53
  Deferred Trustees fees                                      3
Other                                                       524
                                                     -----------
    Total Liabilities                                                  21,762
                                                                   -----------

NET ASSETS                                                         $ 1,803,879
                                                                   ===========

Continued on next page.

See notes to financial statements.

              STATEMENT OF ASSETS & LIABILITIES - CONT.

Net asset value & redemption price per share -
Class A ($568,497/41,355)                                    $     13.75
                                                             -----------

Maximum offering price per share - Class A
($13.75/0.9425)                                              $     14.59(a)
                                                             -----------

Net asset value & offering price per share -
Class B ($572,089/41,951)                                    $     13.64(b)
                                                             -----------

Net asset value & redemption price per share -
Class D ($108,785/7,965)                                     $     13.66(b)
                                                             -----------

Maximum offering price per share - Class D
($13.66/0.9900)                                              $     13.80
                                                             -----------

Net asset value & redemption price per share -
Class T ($187,659/13,647)                                    $     13.75
                                                             -----------

Maximum offering price per share - Class T
($13.75/0.9425)                                              $     14.59(a)
                                                             -----------

Net asset value, offering & redemption price
per share - Class Z ($366,849/26,674)                        $     13.75
                                                             -----------

COMPOSITION OF NET ASSETS
   Capital paid in                                           $ 1,508,902
   Overdistributed net investment income                             (60)
   Accumulated net realized gain                                   5,676
   Net unrealized appreciation (depreciation) on:
      Investments                                                289,370
      Foreign currency transactions                                   (9)
                                                             -----------
                                                             $ 1,803,879
                                                             ===========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

(in thousands)
INVESTMENT INCOME
Dividends                                                         $    27,990
Interest                                                                5,864
                                                                  -----------
      Total Investment Income (net of nonrebatable
      foreign taxes withheld at source which
      amounted to $1,819)                                              33,854

EXPENSES
Management fee                                       $   11,000
Administration fee                                        3,583
Service fee - Class A, Class B, Class D                   2,207
Distribution fee - Class B                                2,788
Distribution fee - Class D                                  553
Transfer agent fee                                        4,169
Bookkeeping fee                                             511
Trustees fee                                                 69
Custodian fee                                             1,501
Audit fee                                                    41
Legal fee                                                    10
Registration fee                                            276
Reports to shareholders                                      27
Other                                                       146        26,881
                                                     ----------   -----------
       Net Investment Income                                            6,973
                                                                  -----------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                             7,284
  Foreign currency transactions                            (223)
                                                     ----------
       Net Realized Gain                                                7,061
Net unrealized appreciation (depreciation)
 during the period on:
  Investments                                           113,052
  Foreign currency transactions                              (9)
                                                     ----------
       Net Unrealized Appreciation                                    113,043
                                                                  -----------
       Net Gain                                                       120,104
                                                                  -----------
Net Increase in Net Assets from Operations                        $   127,077
                                                                  ===========


See notes to financial statements.

                 STATEMENT OF CHANGES IN NET ASSETS

                                                              Year ended
(in thousands)                                                December 31
                                                   ---------------------------
INCREASE (DECREASE) IN NET ASSETS                     1996             1995
Operations:
Net investment income                              $    6,973       $    4,700
Net realized gain                                       7,061              329
Net unrealized appreciation                           113,043           90,365
                                                   ----------       ----------
    Net Increase from Operations                      127,077           95,394
                                                   ----------       ----------
Distributions:
From net investment income - Class A                   (2,861)            (904)
From net realized gains - Class A                        (174)            (356)
From net investment income - Class B                     (204)            (308)
From net realized gains - Class B                        (173)            (200)
From net investment income - Class D                       (1)             (61)
From net realized gains - Class D                         (33)             (38)
From net investment income - Class T                   (1,264)          (1,295)
From net realized gains - Class T                         (56)            (373)
From net investment income - Class Z                   (2,480)          (2,234)
From net realized gains - Class Z                        (109)            (657)
                                                   ----------       ----------
                                                      119,722           88,968
                                                   ----------       ----------
Fund Share Transactions (a)(b):
Receipts for shares sold - Class A                    929,445          303,747
Value of distributions reinvested - Class A             2,555            1,039
Cost of shares repurchased - Class A                 (593,997)        (116,002)
                                                   -----------      -----------
                                                      338,003          188,784
                                                   ----------       ----------
Receipts for shares sold - Class B                    662,217          119,409
Value of distributions reinvested - Class B               342              463
Cost of shares repurchased - Class B                 (228,641)         (11,187)
                                                   ----------       ----------
                                                      433,918          108,685
                                                   ----------       ----------
Receipts for shares sold - Class D                    102,136           21,584
Value of distributions reinvested - Class D                31               90
Cost of shares repurchased - Class D                  (19,435)            (985)
                                                   ----------       ----------
                                                       82,732           20,689
                                                   ----------       ----------
Receipts for shares sold - Class T                     12,366           38,724
Value of distributions reinvested - Class T             1,077            1,402
Cost of shares repurchased - Class T                  (41,025)         (67,684)
                                                   ----------       ----------
                                                      (27,582)         (27,558)
                                                   ----------       ----------

(a) Class A, Class B and Class D shares were initially offered on April 1, 1995.
(b) See Note 4 in Notes to Financial Statements.

Continued on next page.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                               Year ended
                                                               December 31
                                                    --------------------------
                                                       1996             1995

Receipts for shares sold - Class Z                     187,095          247,737
Value of distributions reinvested - Class Z              1,995            2,257
Cost of shares repurchased - Class Z                  (204,451)        (213,356)
                                                   -----------       ----------
                                                       (15,361)          36,638
                                                   -----------       ----------
  Net Increase from Fund Share Transactions            811,710          327,238
                                                   -----------       ----------
        Total Increase                                 931,432          416,206
NET ASSETS
Beginning of period                                    872,447          456,241
                                                   -----------       ----------
End of period (net of overdistributed and
  including undistributed net investment
  income of $60 and $110, respectively)            $ 1,803,879       $  872,447
                                                   ===========       ==========

NUMBER OF FUND SHARES (a)(b)
Sold - Class A                                          69,916           25,291
Issued for distributions reinvested - Class A              189               84
Repurchased - Class A                                  (44,553)          (9,572)
                                                   -----------       ----------
                                                        25,552           15,803
                                                   -----------       ----------
Sold - Class B                                          50,191            9,978
Issued for distributions reinvested - Class B               26               38
Repurchased - Class B                                  (17,351)            (931)
                                                   -----------       ----------
                                                        32,866            9,085
                                                   -----------       ----------
Sold - Class D                                           7,708            1,802
Issued for distributions reinvested - Class D                2                7
Repurchased - Class D                                   (1,471)             (83)
                                                   -----------       ----------
                                                         6,239            1,726
                                                   -----------       ----------
Sold - Class T                                             924            3,591
Issued for distributions reinvested - Class T               80              116
Repurchased - Class T                                   (3,095)          (6,016)
                                                   -----------       ----------
                                                        (2,091)          (2,309)
                                                   -----------       ----------
Sold - Class Z                                          14,054           22,635
Issued for distributions reinvested - Class Z              148              187
Repurchased - Class Z                                  (15,283)         (19,250)
                                                   -----------       ----------
                                                        (1,081)           3,572
                                                   -----------       ----------


(a) Class A, Class B and Class D shares were initially offered on April 1, 1995.
(b) See Note 4 in Notes to Financial Statements.


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996

NOTE 1.  ACCOUNTING POLICIES
 ................................................................................
ORGANIZATION: Colonial Newport Tiger Fund (the Fund), a series of Colonial Trust VII, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in the nine Tigers of Asia ( Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines). The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class D, Class T and Class Z. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class T shares are sold with a front-end sales charge and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class T shares and Class Z shares; please refer to a prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions which cannot be valued as set forth above. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class D service fee and Class B and Class D distribution fee), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class D net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class D shares and the distribution fee applicable to Class B and Class D shares only.

Class A, Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class D shares and the distribution fee applicable to Class B and Class D shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities.

The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
MANAGEMENT FEE: Newport Fund Management (the Adviser) is the investment Adviser of the Fund and receives a monthly fee based on the Fund's average net assets as follows:

    Average Net Assets              Annual Fee Rate
------------------------         -------------------
    First $100 million                 1.00%
    Over $100 million                  0.75%

ADMINISTRATION FEE: Colonial Management Associates, Inc. (the Administrator) provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Average Net Assets                 Annual Fee Rate
------------------------         -------------------
First $50 million                    No charge
Next $950 million                     0.035%
Next $1 billion                       0.025%
Next $1 billion                       0.015%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended December 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $1,635,033 on sales of the Fund's Class A, Class D and Class T shares and received contingent deferred sales charges (CDSC) of $771,392 and $38,464 on Class B and Class D share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class D net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class D shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.55% annually of the Fund's average net assets

For the year ended December 31, 1996, the Fund's operating expenses did not exceed the 1.55% expense limit.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: During the year ended December 31, 1996, purchases and sales of investments, other than short-term obligations, were $877,383,921 and $76,391,595, respectively.

Unrealized appreciation (depreciation) at December 31, 1996, based on cost of investments for both financial statement and federal income tax purposes was:

              Gross unrealized appreciation      $ 401,318,544
              Gross unrealized depreciation       (111,948,462)
                                                 -------------
                 Net unrealized appreciation     $ 289,370,082
                                                 =============

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. REORGANIZATION
 ................................................................................
Newport Tiger Fund, a series of The World Funds, Inc., a Maryland Corporation, was reorganized on April 1, 1995 as the Colonial Newport Tiger Fund, a series of Colonial Trust VII (formerly Liberty Financial Trust) a Massachusetts business trust. Under the plan of reorganization all of the Newport Tiger Fund's assets were transferred, subject to its liabilities, in exchange for shares in the Colonial Newport Tiger Fund. Under the plan, existing Newport Tiger Fund shareholders received newly issued Class T or Class Z shares of Colonial Newport Tiger Fund. The Financial Highlights and capital stock activity for Class T and Class Z shares is presented as if the reorganization occurred on January 1, 1995.

NOTE 5. LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 1996.

                                         FINANCIAL HIGHLIGHTS (a)

Selected data for a share of each class outstanding throughout each period are as follows:

                                                              Year ended December 31
                                              -----------------------------------------------------------
                                                                    1996
                                               Class A     Class B     Class D      Class T      Class Z
                                              ---------   ---------   ---------    ---------    ---------
Net asset value -  Beginning of period        $  12.460   $  12.390   $  12.410    $  12.450    $  12.450
                                              ---------   ---------   ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.083      (0.016)     (0.016)       0.116        0.116
Net realized and unrealized gain                  1.278       1.275       1.270        1.281        1.281
                                              ---------   ---------   ---------    ---------    ---------
   Total from Investment Operations               1.361       1.259       1.254        1.397        1.397
                                              ---------   ---------   ---------    ---------    ---------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.067)     (0.005)        -         (0.093)      (0.093)
From net realized gains                          (0.004)     (0.004)     (0.004)      (0.004)      (0.004)
                                              ---------   ---------   ---------    ---------    ---------
   Total Distributions Declared to Shareholders  (0.071)     (0.009)     (0.004)      (0.097)      (0.097)
                                              ---------   ---------   ---------    ---------    ---------
Net asset value - End of period               $  13.750   $  13.640   $  13.660    $  13.750    $  13.750
                                              =========   =========   =========    =========    =========
Total return (b)                                 10.94%      10.16%      10.11%       11.24%       11.24%
                                              =========   =========   =========    =========    =========

RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                      1.74%       2.49%       2.49%        1.49%        1.49%
Net investment income (c)                         0.62%     (0.13)%      (0.13%)       0.87%        0.87%
Portfolio turnover                                   6%          6%          6%           6%           6%
Average commission rate (d)                   $  0.0179   $  0.0179   $  0.0179    $  0.0179    $  0.0179
Net assets at end of period (000)             $ 568,497   $ 572,089   $ 108,785    $ 187,659    $ 366,849

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                     FINANCIAL HIGHLIGHTS (a) - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                     Year ended December 31
                                                ----------------------------------------------------------------------
                                                                                1995
                                                Class A (b)    Class B (b)   Class D (b)   Class T (c)     Class Z (c)
                                                -----------    -----------   -----------   -----------     -----------
Net asset value - Beginning of period            $ 10.860       $ 10.860       $ 10.860       $ 10.800       $ 10.800
                                                 --------       --------       --------       --------       --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.067         (0.003)        (0.003)         0.099(e)       0.099(e)
Net realized and unrealized gain(loss)              1.617          1.594          1.615          1.656          1.656
                                                 --------       --------       --------       --------       --------
   Total from Investment Operations                 1.684          1.591          1.612          1.755          1.755
                                                 --------       --------       --------       --------       --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.060)        (0.037)        (0.038)        (0.081)        (0.081)
From net realized gains                            (0.024)        (0.024)        (0.024)        (0.024)        (0.024)
In excess of net investment income                    -              -              -             -              -
                                                 --------       --------       --------       --------       --------
   Total Distributions Declared to Shareholders    (0.084)        (0.061)        (0.062)        (0.105)        (0.105)
                                                 --------       --------       --------       --------       --------
Net asset value - End of period                  $ 12.460       $ 12.390       $ 12.410       $ 12.450       $ 12.450
                                                 ========       ========       ========       ========       ========
Total return (f)                                   15.52%(g)      14.65%(g)      14.85%(g)      16.28%         16.28%
                                                 ========       ========       ========       ========       ========

RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.37%(g)(h)    1.93%(g)(h)    1.93%(g)(h)    1.60%(h)       1.60%(h)
Net investment income                               0.28%(g)(h)  (0.28)%(g)(h)  (0.28%)(g)(h)    0.75%(h)       0.75%(h)
Portfolio turnover                                     4%             4%             4%             4%             4%
Net assets at end of period (000)                $196,870       $112,588       $ 21,420       $195,986       $345,583

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class A, Class B and Class D shares were initially offered on April 1, 1995. Per share data reflects activity from that date.
(c) Newport Tiger Fund was reorganized as Colonial Newport Tiger Fund on April 1, 1995. Under the plan of reorganization, existing shareholders of Newport Tiger Fund received Class T or Class Z shares of
    Colonial Newport Tiger Fund. The financial highlights for Classes T and Z are presented as if the reorganization had occurred on January 1, 1995.
(d) Reflects the 2-for-1 stock split effective November 29, 1993.

                        FINANCIAL HIGHLIGHTS (a) - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                  Year ended December 31
                 ----------------------------------------------------------
                   1994                    1993(d)                 1992(d)
                 --------                --------                --------


                 $ 12.440                $  7.120                $  5.860
                 --------                --------                --------



                    0.060                   0.040                   0.020

                   (1.550)                  5.330                   1.270
                 --------                --------                --------

                   (1.490)                  5.370                   1.290
                 --------                --------                --------



                   (0.040)                 (0.040)                 (0.020)

                   (0.110)                 (0.010)                    ---

                      ---                     ---                  (0.010)
                 --------                --------                --------


                   (0.150)                 (0.050)                 (0.030)
                 --------                --------                --------

                 $ 10.800                $ 12.440                $  7.120
                 ========                ========                ========
                 (11.96)%                  75.45%                  22.02%
                 ========                ========                ========


                    1.29%                   1.56%                   1.85%
                    0.57%                   0.59%                   0.36%
                       8%                     11%                     17%

                 $456,241                $394,883                $ 98,836

(e) Includes distribution from Taiwan Fund which amounted to $ 0.013 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.07% on Class A, Class B and Class D: 0.11% on Class T and Class Z. Prior years' ratios are net of benefits received, if any.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST VII AND THE SHAREHOLDERS OF
    COLONIAL NEWPORT TIGER FUND

    In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Newport Tiger Fund (the "Fund") (a series of Colonial Trust VII) at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the periods ended December 31, 1994 were audited by another Independent Accountant whose report, dated January 25, 1995 expressed an unqualified opinion on those statements.



PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month. Dividends and capital must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL
BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ............press [1]

For account information ..............................................press [2]

To speak to a Colonial representative ................................press [3]

For yield and total return information ...............................press [4]

For duplicate statements or new supply of checks .....................press [5]

To order duplicate tax forms and year-end statements .................press [6]
(February through May)

To review your options at any time during your call  .................press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 7:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750

To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Newport Tiger Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Newport Tiger Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Newport Tiger Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

IMPORTANT NOTICE REGARDING TELEPHONE REDEMPTIONS: Because of a change in policy, shareholders of Class T and Z shares wishing to make telephone redemptions of values in excess of $50,000 must send a letter to Colonial requesting telephone redemption privileges. Telephone redemptions may only be made by wiring the proceeds to a predesignated bank account. Please send your request, with a signature guarantee, to Colonial Investors Service Center, Inc., P.O. Box 1722, Boston, MA 02175-1722. Please include the name of the recipient bank, a blank check marked void, and the signatures that match the registration of your Colonial account. Please refer any questions to a Colonial shareholder services representative at 1-800-345-6611.

[logo] COLONIAL
       MUTUAL FUNDS

       Mutual Funds for
       Planned Portfolios

                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            NT-02/192D-1296 M (2/97)